SECURITIES EXCHANGE AND COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 27, 1997



                                   EDnet, Inc.
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 (State or other jurisdiction of incorporation)



                 000-21659                                84-1273795
           (Commission File No.)               (IRS Employer Identification No.)



                                One Union Street
                         San Francisco, California 94111
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (415) 274-8800








                                                        Total number of pages: 5
                                                    Index to Exhibits at page: 5

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On February 27, 1997, EDnet, Inc. (the "Company") sold one hundred fifty (150) shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Shares") for $1,000 per share (the "Purchase Price") to an accredited investor (the "Purchaser") in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation S ("Regulation S") of the Securities Act. Up to one-third of the Series A Preferred Shares are convertible into the Company's common stock ("Common Stock") 90 days after the purchase of the Series A Preferred Shares. An additional one-third of the Series A Preferred Shares become convertible 120 days after the purchase. The balance of the Series A Preferred Shares become convertible 150 days after the purchase. Subject to the preceding conversion restrictions, a Series A Preferred Share is convertible at the holder's option at any time until the third anniversary of its issuance into that number of shares of Common Stock equal to the Purchase Price divided by the lesser of 70% of: (i) the Market Price (as defined below), or (ii) the Closing Price (as defined below), although in no event shall the Market Price or the Closing Price be deemed to be less than the Floor (as defined below) (the "Conversion Formula"). On the third anniversary of its issuance a Series A Preferred Share is subject to mandatory conversion utilizing the Conversion Formula. For purposes of the Conversion Formula, the "Market Price" is equal to the average of the closing bid price of the Common Stock on the five trading days preceding conversion. The "Closing Price" is equal to the average of the closing bid prices for the Common Stock on the five trading days preceding the closing. If the Market Price or the Closing Price is less than $1.43 per share, it shall be deemed to be $1.43 per share (the "Floor"). Upon conversion, the holders of Series A Preferred Shares will receive a 6% cumulative dividend, measured from the issuance date of the Series A Preferred Shares through the conversion date, and payable in Common Stock valued at the Market Price.

         On January 31, 1997, the Company entered into a Consulting Agreement (the "Consulting Agreement") with NET Financial International, Ltd. ("NET Financial"), pursuant to which NET Financial agreed to act as placement agent for the sale of up to $5,000,000 of the Company's Series A Preferred Shares (the "Financing"). The Company has agreed to pay NET Financial fees equal to 10% of the total capital raised in the Financing and to issue NET Financial warrants (with piggyback registration rights) exercisable for two years. The terms of the warrants will allow the purchase of shares of Common Stock with a value on the date of a closing of the Financing equal to 6% of the capital raised in the closing, and at an exercise price equal to the closing bid price of the Common Stock on the date of the closing. In connection with the sale reported herein and the terms of the Consulting Agreement, the Company is obligated to pay Net Financial $15,000 in cash and issue it a warrant to purchase 6,261 Shares of the Company's Common Stock at an exercise price of $1.4375 per share. The Consulting Agreement has a term of three months and thereafter is terminable by either party upon ten days prior written notice. In addition, in the event that the Company seeks additional financing during the twelve month period after the execution of the Consulting Agreement, the Company must give Net Financing the opportunity to obtain such additional financing on the terms approved by the Company.



                                       2.

         The offering and sale of the Series A Preferred Shares was made in reliance on Regulation S. The Purchaser has represented that at the time the offer to buy the Series A Preferred Shares was made and at the time the buy order originated, the Purchaser was outside the United States and was not a "U.S. person" (as such term is defined in Regulation S). The Company represents that it did not engage in any advertising or other public promotional efforts in connection with the sale. The Company is a reporting issuer under the Securities Exchange Act of 1934, as amended. Distributors associated with the offering have agreed in writing that offers and sales prior to the expiration of the restricted period shall be made in accordance with Regulation S. Offering materials utilized in connection with the offering contain statements indicating that the securities offered have not been registered and cannot be offered or sold in the U.S. or to U.S. persons unless the securities are registered under the Securities Act or an exemption from the registration requirement is available.

Item 7.  Exhibits.

       (c)  The  following   exhibits  are  furnished  in  accordance  with  the
provisions of Item 601 of Regulation S-K:

      Exhibit Number      Exhibit

         4.1 Form of Offshore Securities Subscription Agreement for Convertible Preferred Shares, previously filed as Exhibit No. 6(z) "Form of Subscription, Representation and Securities Transfer Restriction Agreement," to Post- Effective Amendment No. 1 to Form 10-SB, incorporated herein by reference.

         10.1 Consulting Agreement dated January 31, 1997 between the Company and Net Financial International, Ltd., previously filed as Exhibit No. 6(w) to Post-Effective Amendment No. 1 to Form 10-SB, incorporated herein by reference.





                                       3.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   EDNET, INC.



Dated:  March 13, 1997                               By:/s/ Alan Geddes
                                                        ------------------------
                                                        Alan Geddes
                                                        Vice President and Chief
                                                        Financial Officer



                                       4.

                                        INDEX TO EXHIBITS



Exhibit
No.                            Description                               Page number in
                                                                         sequentially
                                                                         numbered version
4.1               Form of Offshore Securities Subscription                Not applicable
                  Agreement for Convertible Preferred Shares,
                  previously filed as Exhibit No. 6(z) "Form of
                  Subscription, Representation and Securities
                  Transfer Restriction Agreement," to Post-
                  Effective Amendment No. 1 to Form 10-SB,
                  incorporated herein by reference.


10.1              Consulting Agreement dated January 31, 1997             Not applicable
                  between the Company and Net Financial
                  International, Ltd., previously filed as Exhibit
                  No. 6(w) to Post-Effective Amendment No. 1
                  to Form 10-SB, incorporated herein by
                  reference.




                                                   5.